Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 7/15/03


Blended Coupon 5.7979%


Excess Protection Level
3 Month Average   7.83%
April, 2001   7.67%
March, 2001   8.25%
February, 2001   7.57%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 6.97%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$5,425,622,873.29